                                 EXHIBIT 10.1(a)

                               PURCHASE AGREEMENT


     THIS PURCHASE AGREEMENT ("Agreement") is made this 2nd day of May, 1995, among ONASCO COMPANIES, INC., a Utah corporation ("Onasco" or "Buyer"); and INDUSTRIAL RESOURCES, CORPORATION, a Kentucky corporation ("IRC" or "Seller").

                                   WITNESSETH:

                                    RECITALS

     WHEREAS, the respective Boards of Directors of Onasco and IRC and the stockholders of IRC have adopted resolutions pursuant to which Onasco shall buy and IRC shall sell the gas leases, equipment and vehicles which are more particularly described in Exhibit "A" hereof (hereinafter the "Assets"), which is incorporated herein by reference; and

     WHEREAS, Onasco held a special meeting of its stockholders on April 28, 1995, at which the stockholders approved a reverse split of the $0.001 par value common stock of Onasco on the basis of two shares for one, such reverse split to be effective as of the Closing of this Agreement, as outlined in the minutes of such meeting, a copy of which is attached hereto as Exhibit "B" and incorporated herein by reference; and

     WHEREAS, the consideration for the Assets shall be 4 million post-split "unregistered" and "restricted" shares of $0.001 par value common stock of Onasco;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

                                    Section 1

                         Purchase and Sale of the Assets

     1.1 Purchase and Sale. Onasco hereby agrees to purchase and IRC hereby agrees to sell the Assets owned by IRC as of March 17, 1995, together with any accessions thereto and all items received by IRC in exchange for any of the Assets after March 17, 1995.

     1.2 Consideration for the Assets. The consideration paid for the Assets shall consist solely of 4 million post-split "unregistered" and "restricted" shares of $0.001 par value common stock of Onasco.

     1.3 Delivery of Shares. Upon the execution and delivery by IRC of an assignment or assignments and other instruments required or necessary to transfer the Assets to Onasco, Onasco shall deliver one stock certificate to IRC representing 4 million post-split

"unregistered" and "restricted" shares of common stock of Onasco as full payment for the Assets.

                                    Section 2

                                     Closing

     The closing (the "Closing") contemplated hereby shall be held at the offices of Leonard W. Burningham, 455 East 500 South, #205, Salt Lake City, Utah 84111, within five days of the date hereof.

                                    Section 3

                    Representations and Warranties of Onasco

     Onasco represents and warrants to, and covenants with, IRC as follows:

     3.1 Corporate Authority and Due Authorization. Onasco is a corporation duly organized and in good standing under the laws of the State of Utah and has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. Execution of this Agreement and performance by Onasco hereunder have been duly authorized by all requisite corporate action on the part of Onasco; this Agreement constitutes a valid and binding obligation of Onasco; and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of Onasco.

     3.2 Condition Subsequent. As a condition subsequent to the performance of this Agreement, Onasco shall prepare and cause to be filed with the Securities and Exchange Commission a Registration Statement on Form 10-SB within 90 days of the date hereof.

                                    Section 4

                      Representations and Warranties of IRC

     IRC represents and warrants to, and covenants with, Onasco as follows:

     4.1 Ownership. IRC owns the Assets, free and clear of any liens or encumbrances of any type or nature whatsoever, except as stated in the schedule which is attached as the final page of Exhibit "A" hereof.

     4.2 Condition of the Assets. At the time of Closing, the Assets shall be in good and marketable condition, suitable for the uses for which they were intended and, reasonable wear and tear excepted, shall be free of any material defect.

     4.3 Corporate Authority and Due Authorization. IRC is a corporation duly organized and in good standing under the laws of the State of Kentucky and has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. Execution of this Agreement and performance by IRC hereunder has been duly authorized by all requisite corporate action on the part of IRC, including the execution of unanimous consents of its Board of Directors and its sole stockholder, which are attached hereto as Exhibits "C" and "D", respectively, and this Agreement constitutes a valid and binding obligation of IRC and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of IRC.

     4.4 No Inventory. None of the Assets constitute inventory of IRC and the principal business of IRC is not the sale of merchandise from stock.

     4.5 Shares Acquired with Investment Intent. IRC represents and agrees as follows:

          (a) That the shares being acquired in consideration of the Assets are received for investment purposes and not with a view toward further distribution;

          (b) That it has full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution;"

          (c) That it understands the meaning of "unregistered shares" and knows that they are not freely traceable;

          (d) That any stock certificate issued by Onasco in connection with the shares being received shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

          (e) That the stock transfer records of Onasco shall reflect that IRC has requested Onasco not to effect any transfer of any stock certificate representing any of the shares being acquired unless it shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable securities laws, rules and regulations, and it understands that any opinion must be from legal counsel satisfactory to Onasco and, regardless of any opinion, it understands that the exemption covered by any opinion must in fact be applicable to the shares;

          (f) That it shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares being acquired except as may be pursuant to any applicable securities laws, rules and regulations.

     4.6 Further Assurances of IRC. IRC execute such assignment or assignments and will perform such other acts as will enable Onasco to take free and clear title to the Assets.

                                    Section 5

                                   Termination

     Prior to Closing, this Agreement may be terminated (1) by mutual consent of Onasco and IRC; and (2) by either the directors of Onasco or IRC if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; provided, however, that all representations and warranties shall survive the termination hereof.

                                    Section 6

                               General Provisions

     6.1 Further Assurances. At any time and from time to time, after the execution hereof, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to carry out the intent and purposes of this Agreement.

     6.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

     If to Onasco:                 1787 East Fort Union Blvd., #106
                                   Salt Lake City, Utah 84121

                                   and

                                   Leonard W. Burningham, Esq.
                                   455 East 500 South, #200
                                   Salt Lake City, Utah 84111

     If to IRC:                    Route 6, Box 248A
                                   Manchester, Kentucky 40962

                                   and

                                   Wesley Baker, Esq.
                                   P.O. Box 22178
                                   Knoxville, Tennessee 37933-0178

     6.3 Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

     6.4 Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     6.5 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Tennessee, except to the extent preempted by federal law, in which event (and to that extent only), federal law shall govern.

     6.6 Assignment. No party may assign any rights, duties or obligations under this Agreement, and in the event of any such assignment, such assignment shall be deemed null and void.

     6.7 Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

     6.8 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.9 Default. In the event of default hereunder, the non-defaulting party shall be entitled to recover reasonable attorney's fees and costs in enforcing the terms and provisions hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective the day and year first above written.

                                        ONASCO COMPANIES, INC.

                                        By  [ILLEGIBLE]
                                            --------------------------
                                        Its President
                                            --------------------------
Attest:

[ILLEGIBLE]
----------------------------

Its  Secretary
     -----------------------

                               PURCHASE AGREEMENT

                           COUNTERPART SIGNATURE PAGE

     THIS COUNTERPART SIGNATURE PAGE for that certain Purchase Agreement among ONASCO COMPANIES, INC., a Utah corporation, and INDUSTRIAL RESOURCES, CORPORATION, a Kentucky corporation, is executed as of the date set forth hereinbelow.


                                   INDUSTRIAL RESOURCES, CORPORATION

Date: 5 - 3 - 95                   By   [ILLEGIBLE]
                                        ----------------------------

                                   Its  President
                                        ----------------------------


Attest:


[ILLEGIBLE]
------------------------------

Its  Sec & Treasurer
     -------------------------

                                   EXHIBIT "A"

                                     ASSETS

                               INVENTORY OF ASSETS

COOPER TC 38-38 DRILLING RIG - Cost $87,291.26, Bought March, 1993

     Double drum well service unit, S/N 00339, braden winch, powered by GM 6-71 diesel engine, Allison transmission, Skytop 84' 155,000# capacity derick, hydraulically raised and telescoped, 3-sheave crow block assembly, tubing board, control console, guy lines, stairs, catwalks, handrails, toolboxes, fuel tank, 2 Fire extinguishers. All above are mounted and unitized on a four axle "back-in" carrier, 2 front mounted hydraulic jacks with jack stands, 2 rear mounted hydraulic jacks with jack stands, 10.00 x 20 tires front and rear, approx. 600' of 7/8"th's inch tubing line, approx. 6,000' of 518" swab line.

     One: McKissick 2-sheave split block.

          Foster 58.96 tubing tongs for 2-3/8", 2-7/8", and 4-1/2"
          (Reconditioned)

          Cavins type "B" tubing slips (air)

          2-3/8" BJ tubing slips (Reconditioned)

          Rod tools

          Rod Hook

          Base Beam & new floor

     Two: 5/8" Elevators

--------------------------------------------------------------------------------
PIPE THREADING MACHINE - approx. value $2,000

--------------------------------------------------------------------------------
DITCH WITCH - approx. value $2000

--------------------------------------------------------------------------------
PARTS TRAILER - approx. value $2000

--------------------------------------------------------------------------------
SMALL PARTS BUILDING - approx. value $1000

--------------------------------------------------------------------------------
PIPE TRAILER - approx. value $500.

--------------------------------------------------------------------------------
COPY MACHINES -1 Panasonic, 1 Xerox, 1 Monroe. Approx. Value $6,000

--------------------------------------------------------------------------------
4 INCH FRAC VALUE - approx. value $600

--------------------------------------------------------------------------------
MFG MOCK METER- approx. value $700


--------------------------------------------------------------------------------

SET OF NEW POWER TONG TEETH - approx. value $500

--------------------------------------------------------------------------------
GAS GATHERING SYSTEM -

--------------------------------------------------------------------------------
SURFACE GAMMA RATEMETER -Approx. value $5000, 1991
Made by Ludlum Measurements, Model 2200-16, Serial Number #79086

--------------------------------------------------------------------------------
1500 GALLON VACUUM PUMP AND TANK - approx. value $1,000

--------------------------------------------------------------------------------
3000 FT. 4 1/2 CASING - @ $2.50/ft. = $7,500

3000 FT. 2 3/8" TUBING - @ $1.05/ft. = $3,150

3000 FT. 1" SUCKER RODS - @ $.40/ft. = $1,200

--------------------------------------------------------------------------------
NORRISEAL DEHYDRATOR - approx. value $13,000, Serial #2230450A, Model # 25M60-SLDF-AB, 1001-A Norriseal control

--------------------------------------------------------------------------------

DEHYDRATION UNIT - Purchase price $7,500 on August 14, 1992, approx. value $12,500. Serial # PESI 421, complete with 25' tall tower; nameplate data: NWP 1200 PSI, 100-F, SN 67-7615, Year 1985, T.P. 1800, W.O. 4386

--------------------------------------------------------------------------------
DEHYDRATION UNIT w/TOWER - Approx. value $10,000, Serial #SB 12-6H, tower #7-74 8111-001

--------------------------------------------------------------------------------
                                   COMPRESSORS

AJAX DPC 160 GAS COMPRESSOR - Purchased 1995 from TABCO for $37,500, with a GLYCOL RE-BOILER & TOWER for $5,000. Total purchase price of $42,500. Payments to be made monthly in the amount of $5,312.50, starting February 5, 1995. Approx. Value $60,000, ID #'s-K-6001-C 5000, A-2002-G, Model # 507, Serial
#36957, A-2801-F.

INGERSOLL RAND COMPRESSOR - approx. Value $30,000, ID #'s-Serial # 13936, 95024A 566567, 46-B7782 87042 F, 47177118 490, 97032 6284, Model# NKRB-1-5, B-8791


INGERSOLL RAND (PARTS COMPRESSOR) - approx. value $13,000, ID#'s - Serial 91890, 2 B-18-4, 25416-361

CHICAGO PNEUMATIC COMPRESSOR - approx. value $62,500 FE-2, 8 1/4" x 4 1/4" x 5" stroke (ID.#86053), with Waukasau H-2475 engine (ID.#52181), and fan type air exchanger (ID.#867), all mounted on one oil field skid

CHICAGO PNEUMATIC COMPRESSOR - Purchased on February 13, 1992 for $25,100, approx. value $62,500. 1972 Model YCE Gas Compressor (ID. #279936), with Model 6G510 Natural Gas Engine, radiators, coolers etc...

MISC. PARTS USED FOR ALL COMPRESSORS AS JOB REQUIREMENTS DICTATE: VALUE IS INTEGRAL IN COMPRESSOR VALUES
1 compressor muffler
4 fan shroud
4 Radiators
Comp 94701 Ingersoll-Rand 94663 105782
2 gray pipes to comp

                                   BURNT HOUSE

JENSEN PUMP JACK - approx. value $4,000, ID#'s c-401564, Serial # 9209004 OIL & GAS SEPARATOR - approx. value $500, Serial # 4050-1
ROCKWELL METER - approx. value $1,500, ID# 87416
COMPRESSOR - approx. value  $2,200, ID#15053 350
2 (two) 210 TANKS - approx. value $4,000, ID#'s 9402-8633, 0510033

--------------------------------------------------------------------------------
                                   CORNETT #1

110 TANK - approx. value $1,300, ID # 43702

--------------------------------------------------------------------------------
                                   CORNETT #2

LUFKIN PUMP JACK - approx. value $3,500, ID#'s 4380, 18KK-35

--------------------------------------------------------------------------------
                                ROBINSON-ALVERAS

210 TANK - approx value $2,000, ID# 0510040

--------------------------------------------------------------------------------
                                      KEITH

2 (TWO) 210 TANKS - approx. value $4,000, ID#'s (9401-8632), 9400 (8632) O510032


PUMP JACK - approx. value $3,500, ID# 5798

WATER TANK - approx. value $1,500, ID #2

--------------------------------------------------------------------------------
                                   BEECH CREEK

2 (TWO) 110 TANKS - approx. value $2,600, ID#'s

--------------------------------------------------------------------------------
                                    VEHICLES

1993 BLAZER - purchased 1-7-93, VIN # 1GNEK18K9PJ337726, 23 payments left @ $615.79 = $14,163.17, purchase price $23,273.90 plus down-payment.

1992 FORD BRONCO - purchased 8-14-92, VIN# 1FMEU15NXNLB02170, purchase price $29,050.49

1991 CHEVROLET PICK-UP - purchased new 7(?)9-91, VIN# 2GECK19K8M1222564, purchase price $19,906.63

1991 CHEVROLET PICK-UP 4X4 - purchased June 24, 1991, purchase price $18,029.68. VIN# 1GCEK14ZXME160040.

INTERNATIONAL TRACTOR - ID# TDA2274CG, 1982, approx, value $7,500

INTERNATIONAL TRACTOR - F2000D, ID # D112313H, 1966, approx. value $5,0OO

LOWBOY TRAILER - ID# B12466, 1979, approx. $5,000

GOOSENECK 5TH WHEEL TRAILER - #5027, approx. value $3,500

CATERPILLAR D-5 DOZER- 1D#82H712, approx. value $30,000

--------------------------------------------------------------------------------
                                 WELLS & LEASES

BURNING SPRINGS WELLS - Alveras #1, #2; Robinson-Alveras #1, #2; Cornett #1,#2;
                   Keith #1, #2, #2A, #2B, #4, #5; Gregory #2; Gib Hale #1, #2;
                   Approx. value $

BEECH CREEK LEASES - Signed acreage: 8,063.599 Acres. Verbal commitment acreage:
                   2,114.14. Total of signed and verbal: 10,177.739 Acres. Approx. value $

WILDCAT LEASES - Signed acreage: 2,971.5 Acres. Verbal commitment acreage: 455
                   Acres. Total verbal and signed acres: 3,426.5 Acres. Approx. value $


--------------------------------------------------------------------------------
STOCK - One million shares of United Petroleum Corporation stock valued at $1.00 per share.

 EQUIPMENT                PURCHASE PRICE        PAYMENTS MADE         APPROX. V

 COOPER RIG               $87,291.26            $87,291.26            $87,291.26
 PIPE THREADER                                                         $2,000.00
 DITCH WITCH                                                           $5,500
 TRAILER                                                               $2,000
 PARTS TRAILER                                                         $2,000
 SMALL PARTS BUILDING                                                  $1,000
 COPY MACHINES                                                         $6,000
 FRAC VALVE                                                              $600.00
 MOCK METER                                                              $700.00
 TONG TEETH                                                              $500.00
 GATHERING SYS.                                                          $
 GAMMA RATEMETER                                                       $5,000.00
 1500 GAL VAC. PUMP                                                    $1,000.00
 3000 FT. 4 1/2" CASINO                                                $7,500.00
 3000 FT. 2 3/8" TUBING                                                $3,150.00
 3000 FT. 1" SUC. RDS.                                                 $1,200.00
 DEHYDRATOR                                                           $13,000.00
 DEHYDRATOR                $7,500.00             $7,500.00            $12,500.00
 DEHYDRATOR                                                           $10,000.00
 AJAX COMP.               $42,500.00             $5,312.50             $5,312.50
 INGERSOLL COMP.                                                      $30,000.00
 INGERSOLL COMP.                                                      $13,000.00
 CHICAGO COMP.                                                        $62,500.00
 CHICAGO COMP.            $25,100.00            $25,100.00            $62,500.00
 JENSEN PUMPJACK                                                       $4,000.00
 O & G SEPARATOR                                                         $500.00
 ROCKWELL METER                                                        $1,500.00
 LEASE COMPRESSOR                                                      $2,200.00
 TWO 210 TANKS                                                         $4,000.00
 110 TANK                                                              $1,300.00
 LUFKIN PUMP JACK                                                      $3,500.00
 210 TANK                                                              $2,000.00
 IWO 210 TANKS                                                         $4,000.00
 PUMP JACK                                                             $3,500.00
 WATER TANK                                                            $1,500.00
 TWO 110 TANKS                                                         $2,600.00
 1993 BLAZER              $23,273.90 +D.P.        $9,110.73            $9,110.73
 1992 BRONCO              $29,050.49             $20,436.60           $20,436.60
 1991 CHEVY 4x4           $18,029.68             $l8,029.68           $18,029.68
 1991 CHEV. PICKUP        $19,906.63             $17,509.13           $17,509.13

 INTERNAT. TRACTOR                                                     $5,000.00
 INTERNAT. TRACTOR                                                     $7,500.00
 LOWBOY TRAILER                                                        $5,000.00
 GOOSENECK TRAILER                                                     $3,500.00
 D-5 BULLDOZER                                                        $30,000.00
 BURNING SPRINGS WELLS                                                    $
 BEECH CREEK LEASES                                                       $
 WILDCAT LEASES                                                           $
 UPC STOCK                                                         $1,000,000

                                   EXHIBIT "B"

                MINUTES OF A SPECIAL MEETING OF THE STOCKHOLDERS

                                       OF

                              ONASCO COMPANIES, Inc.

                                    MINUTES OF A

                               SPECIAL MEETING OF

                              THE SHAREHOLDERS OF

                             ONASCO COMPANIES, INC.

     A Special Meeting of the shareholders of Onasco Companies, Inc., a Utah Corporation, was held at the following time, date and place pursuant to a written notice having been mailed to all of the shareholders of record on April 18, 1995:
     Time: 10:00 a.m
     Date: April 28, 1995
     Place: 1787 East Fort Union Blvd. #106, Salt Lake City, UT 84121
     The following individuals, constituting a quorum of the Board of directors, were present at the meeting:
     Jeff D. Jenson
     Travis T. Jenson

     Jeff D. Jenson, chaired the meeting, Travis T. Jenson, the Corporation's Vice President, served as Secretary of the meeting.


     The Secretary presented a list of shareholders as prepared and certified by the Corporation's transfer agent, American Registrar & Transfer Company, Inc., dated as of the record date April 18, 1995, to the Chairman and stated that as of the record date there were 1,037,650 shares of common stock of the Corporation issued, outstanding and entitled to vote. The Secretary informed the Chairman that following his review of proxies and verifying the share holdings of those present at the meeting he had determined that a total of 801,383 shares were present, representing 77.23% of the outstanding shares of the Corporation.

     Having received the information from the Secretary, the Chairman announced that the holders of stock in excess of the amount necessary to constitute a quorum were present in person or represented by proxy and the meeting could proceed to the matters at hand. The proxies presented were ordered to be filed with the Secretary.

     The Secretary then presented an affidavit, showing that the notice of the meeting had been duly mailed to each shareholder at the last known address, ten
(10) days prior to the meeting.

     The Chairman then reviewed the agenda, and upon motions duly made and seconded the following resolutions were unanimously adopted:

     WHEREAS, subject to the execution of the Purchase Agreement between Onasco Companies, Inc. and Industrial Resources, Corporation, persuant ton which

Onasco will purchase real property and oil & gas leases presently owned by Industrial Resources, Inc. for 4,000,000 shares of "unregistered" and "restricted" common stock in Onasco, and 480,000 shares of stock issued under Rule 701 will be issued to consultants involved in the transaction;

     BE IT RESOLVED, that the present issued and outstanding stock of Onasco Companies, Inc., a Utah Corporation, be subject to a reverse split at the ratio of 1 new share for every 2 shares presently issued and outstanding, with such reverse split to be effective as of the date of filing of Articles of Merger with the State of Tennesse;

     FURTHER RESOLVED, that the reversal hereinabove stated shall not alter the authorized capital of the corporation of 50,000,000 common shares of common stock with a par value of one mil ($.001);

     FURTHER RESOLVED, that the Company change its name to Tengasco, Inc., and change its domicile from the State of Utah to the State of Tennessee, with such resolutions to be effective as of the dte of filing the Articles of Merger with the State of Tennesse;

     FURTHER RESOLVED, that the Board of Directors is hereby authorized, empowered and directed to make proper application to the Secretary of State of the State of Utah and the State of Tennessee, for the change of domicile and any amendments to the articles in the respects hereinabove mentioned, and to execute, present, and file the applications, petitions, and other documents required by the laws of the State of Utah and the State of Tennessee to effect the aforesaid change of domicile and amendments.

     FURTHER RESOLVED, that the Company retain the Services of Leonard W. Burningham, Esq., to assist in the stock purchase, change of domicile, filing a registration statement on Form 10 within 90 days of execution of the aforementioned purchase agreement, and any other matters deemed necessary to complete the said transaction;

     FURTHER RESOLVED, that the present Board of Directors serve until the stock purchase agreement is executed and then resign in conjunction with the following new board members and officers being elected:

DIRECTORS
Raymond E. Johnson (Ray)      415 North State St.           (360) 734-0091
                              Bellingham, WA 98225

Jack E. Earnerst              5945 Shady River Road         (713) 781-9700
                              Houston, TX 77057

Edgar G. Baugh (Jack)         76 Arrowhead, Way             (203) 655-0624
                              Darien CT 06820

Walter C. Arzonetti           11 Avenue de la Mer           (904) 445-1022
                              Palm Coast FL 32137

Charels N. Manhofff           1119 Rocky Point Ct.          (505) 292-3210
                              Albuquerque NM 87123

Joe B. Mattei                 72 Sugerberry Circle          (713) 266-0700
                              Houston, TX 77024

William A. Mofffett           1073 Encantado Drive          (505) 983-9212
                              Santa Fe, NM 87501

OFFICERS
--------

George E. Walter, Jr.         3907 Northfield Ct.
President/CEO                 Midland, TX 79707

James C. Walter               1216 Calvary Ct.              (606) 877-1830
Vice President                London KY 40471
Secretary/Treasurer

     The Secretary was then instructed to insert in the minute book copies of the Notice of Special Meeting, proxies, and the Secretary affidavit of mailing. With no further business matters at hand, a motion was duly made and seconded to adjourn the meeting without further ado.


[ILLEGIBLE]                                       [ILLEGIBLE]
---------------------                             --------------------
Chairman                                          Secretary

                                   EXHIBIT "C"

                   UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS

                                       OF

                        INDUSTRIAL RESOURCES, CORPORATION

                      UNANIMOUS OF TO BOARD OF DIRECTORS OF

                        INDUSTRIAL RESOURCES, CORPORATION

     The undersigned, being all of the duly elected and incumbent directors of Industrial Resources, Corporation, a Kentucky corporation (the "Corporation"), acting pursuant to Section 271B.8-210 of the Kentucky Business Corporation Act, do hereby consent to and adopt the following resolution, effective the date hereof:

     WHEREAS, the Corporation has been engaged in negotiations to convey certain gas leases, equipment and vehicles listed in Exhibit "A" attached to the Purchase Agreement, which is incorporated herein by reference (the "Assets") to Onasco Companies, Inc., a Utah corporation ("Onasco"), in consideration of 4 million "unregistered" and "restricted" post-split shares of the $0.001 par value common stock of Onasco (the "Purchase Transaction"); and

     WHEREAS, the parties to the Purchase Transaction wish to document its terms by means of the Purchase Agreement; and

     WHEREAS, the Board of Directors deems it to be in the best interests of the Corporation to proceed with the Purchase Transaction and to take such actions as will facilitate it;


     NOW, THEREFORE, be it RESOLVED, that the President and the Secretary of the Corporation are hereby authorized to execute the Purchase Agreement and to take such further actions on behalf of the Corporation as are necessary for the performance thereof.

Date: 5 - 3 - 95                             /s/ James W. Ratliff
      --------------                         ----------------------------------
                                             James W. Ratliff


Date: 5 - 3 - 95                             /s/ Linda Beth Ratliff
      --------------                         ----------------------------------
                                             Linda Beth Ratliff


Date: 5 - 3 - 95                             /s/ Russell A. Ratliff
      --------------                         ----------------------------------
                                             Russell A. Ratliff

                                   EXHIBIT "D"

                         CONSENT OF THE SOLE STOCKHOLDER

                                       OF

                        INDUSTRIAL RESOURCES, CORPORATION

                       CONSENT OF THE SOLE STOCKHOLDER OF

                        INDUSTRIAL RESOURCES, CORPORATION

     The undersigned, being the holder all of the issued and outstanding shares of common stock of Industrial Resources, Corporation, a Kentucky corporation (the "Corporation"), acting pursuant to Section 271B.7-040 of the Kentucky Business Corporation Act, does hereby consent to and adopt the following resolution, effective the date hereof:

     WHEREAS, the Corporation has been engaged in negotiations to convey certain gas leases, equipment and vehicles listed in Exhibit "A" attached to the Purchase Agreement, which is incorporated herein by reference (the "Assets") to

Onasco Companies, Inc., a Utah corporation ("Onasco"), in consideration of 4 million "unregistered" and "restricted" post-split shares of the $0.001 par value common stock of Onasco (the "Purchase Transaction"); and

     WHEREAS, the parties to the Purchase Transaction wish to document its terms by means of the Purchase Agreement; and

     WHEREAS, the Board of Directors and the undersigned stockholder deem it to be in the best interests of the Corporation to proceed with the Purchase Transaction and to take such actions as will facilitate it;

     NOW, THEREFORE, be it RESOLVED, that the undersigned sole stockholder of the Corporation hereby consents to the execution by the Corporation of the Purchase Agreement, the sale of the Assets and the performance by the executive officers of such other actions as are necessary to carry out its terms or such sale.

Date: 5 - 3 - 95                             /s/ James W. Ratliff
      --------------                         ----------------------------------
                                             James W. Ratliff

                                   EXHIBIT "E"

                      RESOLUTIONS OF THE BOARD OF DIRECTORS

                                       OF

                             ONASCO COMPANIES, INC.

                    RESOLUTIONS OF THE BOARD OF DIRECTORS OF

                             ONASCO COMPANIES, INC.

     The undersigned, being all of the duly elected and incumbent directors of Onasco Companies, Inc., a Utah corporation (the "Corporation"), acting pursuant to Section 16-10a-821 of the Utah Revised Business Corporation Act, do hereby consent to and adopt the following resolutions, effective the date hereof:

     WHEREAS, the Corporation has been engaged in negotiations to acquire certain assets (the "Assets") currently owned by Industrial Resources, Corporation, a Kentucky corporation ("IRC"), in consideration of 4 million "unregistered" and "restricted" post-split shares of the $0.001 par value common stock of the Corporation (the "Purchase Transaction"); and

     WHEREAS, the parties to the Purchase Transaction wish to document its terms by means of a Purchase Agreement, a copy of which has been presented to a meeting of the Board of Directors and which is made a part hereof; and

     WHEREAS, the Board of Directors deems it to be in the best interests of the Corporation to proceed with the Purchase Transaction and to take such actions as will facilitate it; and

     WHEREAS, the Board of Directors further deems it to be in the best interests of the Corporation to change its domicile from the State of Utah to the State of Tennessee and to appoint a new Board of Directors to manage the affairs of the Corporation in light of its changed direction; and

     WHEREAS, the Board of Directors has caused Tengasco, Inc., a Tennessee corporation ("Tengasco"), to be organized in order to facilitate the change of domicile of the Corporation; and

     WHEREAS, on April 11, 1995, the Board of Directors resolved that, in the event that a corporate reorganization is concluded between the Corporation and IRC, the new directors of the Corporation and Duane S. Jenson shall each be granted options to purchase 100,000 "unregistered" and "restricted" shares of common stock of the Corporation at the price of $0.25 per share;

     N0W, THEREFORE, be it RESOLVED, that the Board of Directors hereby authorizes the President and the Secretary of the Corporation to execute the Purchase Agreement and hereby adopts the Purchase Agreement as a binding obligation of the Corporation; and

     FURTHER, RESOLVED, that the Board of Directors hereby authorizes the issuance of 4 million "unregistered" and "restricted" post-split shares of the $0.001 par value common stock of the Corporation under the Purchase Agreement to IRC, with such shares to be fully paid and non-assessable; and

     FURTHER, RESOLVED, that the Corporation adopt a Plan of Merger and such Articles of Merger as are required by the Utah Revised Business Corporation Act and/or the Tennessee Business Corporation Act to provide for the merger of the Corporation into Tengasco in order to effect a change of domicile of the Corporation to the State of Tennessee; and

     FURTHER, RESOLVED, that the exercise price of the options granted pursuant to the resolution of the Board of Directors on April 11, 1995, shall be modified to be $0.275 per share, which amount is equal to 110% of the bid price for the Corporation's common stock on the date of the grant, that the shares to be purchased thereby shall be post-split shares and that the Corporation engage counsel to prepare a stock option plan with regard to these options; and

     FURTHER, RESOLVED, that the Corporation adopt written consultant compensation agreements to issue an aggregate of 480,000 post-split shares of common stock of the Corporation to Jeffrey D. Jenson, Michael E. Ratliff and Leonard W. Burningham, Esq., in consideration of services rendered and to be rendered to the Corporation in "non-capital raising transactions," with the appropriate restrictions as provided under Rule 701 of the Securities and Exchange Commission. Such shares shall be fully paid and non-assessable upon the performance of said services; and

     FURTHER, RESOLVED, that the present directors of the Corporation shall submit their resignations in seriatim and that the following designees of IRC shall be appointed to serve as directors in their place, effective as of the closing of the Purchase Agreement, and subject to the receipt by the Corporation of a Consent signed by each such person to serve in such capacity: Edgar G. Baugh; William A. Moffett; Joe Mattei; Jack Earnest; Ray E. Johnson; Charles N. Manhoff; and Walter Arzonetti; and

     FURTHER, RESOLVED, that the present executive officers of the Corporation shall submit their resignations in seriatim and that the following designees of IRC shall be appointed to serve as executive officers in their place, effective as of the closing of the Purchase Agreement, and subject to the receipt by the Corporation of a Consent signed by each such person to serve in such capacity:
George E. Walter, Jr. (President/CEO); and James C. Walter (Vice President and Secretary/Treasurer); and

     FURTHER, RESOLVED, that the executive officers of the Corporation are hereby authorized to retain counsel to prepare and file with the Securities and Exchange Commission a Registration Statement on Form 10-SB within 90 days of the execution of the Purchase Agreement; and

     FURTHER, RESOLVED, that the executive officers of the Corporation are hereby authorized to engage an accountant to prepare the consolidated financial statements, taking into account the acquisition of the Assets, that will be filed concurrently with the Corporation's Form 10-SB; and

     FURTHER, RESOLVED, that regardless of the fact that a substantial portion of the value of the Assets being acquired is represented by securities, the Corporation shall not be deemed to be an "investment company" as that term is defined under the Investment Company Act of 1940, as amended, as the Corporation has no intention of engaging in such business now or in the near future.

Date: 5-2-95                                 /s/ Jeffrey D. Jenson
      --------------                         ----------------------------------
                                             Jeffrey D. Jenson


Date: 5-2-95                                 /s/ Travis T. Jenson
      --------------                         ----------------------------------
                                             Travis T. Jenson

Date: 5-2-95                                 /s/ Kathleen L. Morrison
      --------------                         ----------------------------------
                                             Kathleen L. Morrison

                                   EXHIBIT "F"

              RESIGNATIONS OF THE DIRECTORS AND EXECUTIVE OFFICERS

                                       OF

                             ONASCO COMPANIES, INC.

                        RESIGNATION OF JEFFREY D. JENSON

     Due to the completion of the Purchase Agreement between Onasco Companies, Inc., a Utah corporation (the "Company"), and Industrial Resources, Corporation, a Kentucky corporation ("IRC"), the change of domicile of the Company and the change of direction that it will be taking, I, Jeffrey D. Jenson, hereby resign my position as a director and executive officer of the Company, effective immediately.

DATED: 5-2-95                                /s/ Jeffrey D. Jenson
      --------------                         ----------------------------------
                                             Jeffrey D. Jenson

                       RESIGNATION OF KATHLEEN L. MORRISON

     Due to the completion of the Purchase Agreement between Onasco Companies,

Inc., a Utah corporation (the "Company"), and Industrial Resources, Corporation, a Kentucky corporation ("IRC"), the change of domicile of the Company and the change of direction that it will be taking, I, Kathleen L. Morrison, hereby resign my position as a director and executive officer of the Company, effective immediately.

DATED: 5-2-95                                /s/ Kathleen L. Morrison
      --------------                         ----------------------------------
                                             Kathleen L. Morrison

                         RESIGNATION OF TRAVIS T. JENSON

     Due to the completion of the Purchase Agreement between Onasco Companies, Inc., a Utah corporation (the "Company"), and Industrial Resources, Corporation, a Kentucky corporation ("IRC"), the change of domicile of the Company and the change of direction that it will be taking, I, Travis T. Jenson, hereby resign my position as a director and executive officer of the Company, effective immediately.

DATED: 5-2-95                                /s/ Travis T. Jenson
      --------------                         ----------------------------------
                                             Travis T. Jenson

                                   EXHIBIT "G"

                          CERTIFICATE OF GOOD STANDING

                                       OF

                             ONASCO COMPANIES, INC.

04/26/95        --- STATE OF UTAH - DEPARTMENT OF COMMERCE ---         09:49:45
                    --- CERTIFICATION OF GOOD STANDING ---


THE UTAH DIVISION OF CORPORATIONS AND COMMERCIAL CODE HEREBY CERTIFIES THAT

                             ONASCO COMPANIES, INC.

IS A UTAH CORPORATION AND IS QUALIFIED TO TRANSACT BUSINESS IN THE STATE OF UTAH. A CERTIFICATE OF INCORPORATION WAS ISSUED FROM THIS OFFICE ON 04-24-1916 AND SAID CORPORATION IS IN GOOD STANDING, AS APPEARS OF RECORD IN THE OFFICES OF THE DIVISION.


                                                       DATED THIS 26TH DAY
FILE #  011835                                          OF APRIL, 1995

----------------------------------
THIS CERTIFICATION IS NOT VALID
UNLESS PRINTED ON PAPER DISPLAYING
THE STATE SEAL IN BLUE, THE               REMOTE ACCESS CERTIFICATION # 054540
DIVISION SEAL IN GOLD, AND THE
DIVISION DIRECTOR'S SIGNATURE.
----------------------------------
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[STAMP]
DIVISION OF CORPORATIONS                     /s/ Korla T. Woods
AND COMMERCIAL CODE                          ----------------------------------
                                             Korla T. Woods
                                             Director, Division of
                                             Corporations and Commercial Code